Exhibit 99.1

Nuvectis Pharma, Inc. Reports First Quarter 2023 Financial Results and Business Highlights

•	Phase 1b Study of NXP800 in Platinum Resistant ARID1a-Mutated Ovarian Cancer Initiated

•	IND and Phase 1a Study for NXP900 Pending

•	In-Vivo Data Presented by Investigators from the Mayo Clinic at the AACR Conference Demonstrates Potential of NXP800 in the Treatment of Cholangiocarcinoma

May 10, 2023, Fort Lee, NJ - Nuvectis Pharma, Inc (NASDAQ: NVCT) ("Nuvectis" or the "Company"), a clinical-stage biopharmaceutical company focused on the development of innovative precision medicines for the treatment of serious conditions of unmet medical need in oncology, today reported its financial results for the first quarter 2023 and provided an update on recent business progress.

Ron Bentsur, Chairman and Chief Executive Officer of Nuvectis commented, "In the last few months, the Nuvectis team accomplished several important milestones that significantly advance our NXP800 and NXP900 development programs. For NXP800, we initiated the Phase 1b study, in which the preliminary efficacy of NXP800 in a target population, in this case platinum-resistant, ARID1a-mutated ovarian carcinoma, will be evaluated for the first time. The study is a multicenter, open label, single-arm clinical trial that will be conducted in the United States, United Kingdom and Europe, in collaboration with the GOG Foundation and the European Network of Gynecological Oncological Trial Group (“ENGOT”), two of the world's premier gynecology oncology clinical trials consortia. The Phase 1b study follows the preliminary safety, tolerability and dosing findings from the Phase 1a in advanced solid tumors." Mr. Bentsur continued, "For NXP900, the Investigational New Drug (“IND”) application with the US Food and Drug Administration (“FDA”) is pending and we’re preparing to commence the first-in-human clinical trial shortly after the IND becomes effective. Lastly, recent publications for both NXP800 and NXP900 provided substantial scientific evidence for additional clinical development opportunities, including recent data from patient-derived xenograft (“PDX”) in vivo models presented at this year’s American Association for Cancer Research annual meeting (“AACR”) by investigators from the Mayo Clinic that demonstrated the potential of NXP800 to treat cholangiocarcinoma, a deadly disease for which only limited treatment options exist and new treatment options are greatly needed." Mr. Bentsur concluded, "We expect to continue to make strides in our development programs while effectively managing our cash position and we look forward to providing additional updates in the coming months.”

First Quarter 2023 Financial Results

Cash, cash equivalents, and short-term investments were $15.5 million as of March 31, 2023, compared to $20.0 million as of December 31, 2022. The decrease of $4.5 million was primarily a result of the Company’s operations and payment of one-time items. The Company expects that its cash, cash equivalents, and short-term investments will be sufficient to meet its operating expense requirements into the second half of 2024.

The Company’s net loss was $4.0 million for the three months ended March 31, 2023, compared to $2.9 million for the three months ended March 31, 2022, an increase of $1.1 million. Net loss for the first quarter 2023 fiscal three months included $1.4 million in non-cash expenses related to stock-based compensation, $0.2 million in one-time development costs in connection with NXP900 and $0.1 million in interest income.

Research and development expenses were $2.4 million for the three months ended March 31, 2023, compared to $1.8 million for the three months ended March 31, 2022, an increase of $0.6 million. The increase in research and development expenses were primarily attributed to non-cash expenses related stock-based compensation, an increase in preclinical and clinical development costs and an increase in manufacturing costs. Research and development expenses for the first quarter 2023 included $0.7 million in non-cash expenses related to stock-based compensation.

General and administrative expenses were $1.7 million for the three months ended March 31, 2023, compared to $1.1 million for the three months ended March 31, 2022, an increase of $0.6 million. The increase in general and administrative expenses is primarily attributed to costs associated with operating as a public company following our 2022 initial public offering. General and administrative expenses for the first quarter 2023 included $0.7 million in non-cash expenses related to stock-based compensation.

About Nuvectis Pharma, Inc.

Nuvectis Pharma, Inc. is a biopharmaceutical company focused on the development of innovative precision medicines for the treatment of serious conditions of unmet medical need in oncology. The Company is currently developing two drug candidates, NXP800 and NXP900. NXP800 is a clinical stage, oral small molecule currently in a Phase 1b study in patients with advanced solid tumors. NXP800 was granted Fast Track Designation by the United States Food and Drug Administration for the treatment of platinum-resistant, ARID1a-mutated, ovarian carcinoma. NXP900 is a novel, small molecule SRC/YES1 kinase inhibitor with an IND pending.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "seek," "may," "might," "plan," "potential," "predict," "project," "target," "aim," "should," "will," "would," or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on Nuvectis Pharma, Inc.'s current expectations, estimates, and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy, and financial needs. The outcome of the events described in these forward-looking statements are subject to inherent uncertainties, risks, assumptions, market and other conditions, and other factors that are difficult to predict and include statements regarding the preclinical data generated to date for NXP800 and NXP900, including the NXP800 preclinical data in cholangiocarcinoma, the Phase 1a data generated and the Phase 1b clinical expectations for NXP800, including the safety, tolerability and other observations from the NXP800 Phase 1a study and timing, and safety, tolerability and efficacy data from the NXP800 Phase 1b study, including statements regarding NXP800's potential ability to become a therapeutic option for the treatment of platinum-resistant, ARID1a-mutated ovarian carcinoma, ARID1a-mutated or wildtype cholangiocarcinoma, and potentially other cancer indications, and timing for the IND acceptance and commencement of the Phase 1a program for NXP900. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are subject to market and other conditions and described more fully in the section titled "Risk Factors" in our 2022 Form 10-K filed with the Securities and Exchange Commission ("SEC"). However, these risks are not exhaustive and new risks and uncertainties emerge from time to time and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release or other filings with the SEC. Any forward-looking statements contained in this press release speak only as of the date of this press release. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact:

Ron Bentsur

Chairman, Chief Executive Officer and President

201-614-3151

rbentsur@nuvectis.com

Media Relations Contact:

Christopher M. Calabrese

LifeSci Advisors

Tel: 917-680-5608

ccalabrese@lifesciadvisors.com

NUVECTIS PHARMA, INC.

CONDENSED BALANCE SHEETS

(USD in thousands, except per share and share amounts)

(unaudited)

	March 31,	December 31,
	2023	2022
Assets
CURRENT ASSETS:
Cash and cash equivalents	$15,468	$19,993
Other current assets	740	412
TOTAL CURRENT ASSETS	16,208	20,405

TOTAL ASSETS	$16,208	$20,405

Liabilities and Stockholders’ Equity

CURRENT LIABILITIES
Accounts payables	$2,096	$2,910
Payable offering costs	—	450
Accrued liabilities	156	445
Employee compensation and benefits	1,682	2,381
TOTAL CURRENT LIABILITIES	3,934	6,186
TOTAL LIABILITIES	3,934	6,186

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Common Stock, $0.00001 par value – 60,000,000 shares authorized as of March 31, 2023, and December 31, 2022, 15,886,139 and 15,190,720 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	*	*
Additional paid in capital	48,308	46,204
Accumulated deficit	(36,034)	(31,985)
TOTAL STOCKHOLDERS’ EQUITY	12,274	14,219
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$16,208	$20,405

*	Represents an amount lower than $1,000 USD.

NUVECTIS PHARMA, INC.

CONDENSED STATEMENT OF OPERATIONS

(USD in thousands, except per share and share amounts)

	Three Months Ended March 31
	2023	2022
OPERATING EXPENSES:
Research and development	$2,367	$1,805
General and administrative	1,734	1,140

OPERATING LOSS	(4,101)	(2,945)
Finance income	52	2

NET LOSS	$(4,049)	$(2,943)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(4,049)	$(2,943)
BASIC AND DILUTED NET LOSS PER COMMON SHARE OUTSTANDING	$(0.27)	$(0.32)
Basic and diluted weighted average number of common shares outstanding	14,724,249	9,159,139